SEMI-ANNUAL
                                     REPORT
                                TO VARIABLE LIFE
                                  POLICYOWNERS

                                     DYNAMIC
                                    VARIABLE
                                      LIFE

                                  JUNE 30, 2001

                      -> Dynamic Variable Life
                      -> ReliaStar Life Insurance Company
                         of New York
                      -> Variable Separate Account
                      -> USLICO Series Fund

This report is for the information of Policyowners and not an offering of the sale of the Variable Life policy, which can only be made by a current prospectus.

[LOGO] ING RELIASTAR

A MESSAGE TO VARIABLE UNIVERSAL LIFE POLICYOWNERS

Year 2000 was one of the most extraordinary years in stock market history. The massacre of technology and Internet stocks marked the end of one of the U.S.'s biggest financial manias of the last 100 years. Yet it was a massacre that left much of the market relatively unscathed. The Dow Jones Industrial Average fell only 6.2% for the year. Though that broke a nine-year streak of increases and represented its worst calendar year since 1981, the Dow's peak to trough decline of just 16% was less than that of 1990, failing to meet the 20% bear market rule of thumb. The Standard & Poor's 500 Index lost 9.1% last year, its worst since 1977. The Dow and the S&P 500 Index have given up less than a sixth of what they made when they tripled between 1995 and 1999. Excess in the market has been liquidated without destroying the entire market. This downward trend continued during the first half of 2001 as the Dow fell 2.6% and the S&P 500 Index fell 6.7%.

Variable Universal Life Insurance Policies are sold by prospectus only. Washington Square Securities, Inc. ("WSSI"), 20 Washington Avenue South, Minneapolis, Minnesota 55401, (612) 372-5507, Member NASD & SIPC, distributes the Variable Universal Life Insurance Policies, which are the subject of this report. WSSI and ReliaStar Life Insurance Company, the issuer of your insurance policy, are members of ING Group.

THE STOCK ACCOUNT. On June 30, 2001, the invested assets were allocated 99.12% to 97 different stock positions with the remainder in short-term instruments. Our emphasis within the stock portfolio continues to be in issues which we believe will perform well in the current environment and tend to hold their values during market weakness.

THE MONEY MARKET ACCOUNT. On June 30, 2001, this portfolio held 25 different issues of commercial paper with maturities ranging from 2 days to 6 weeks. Although the money market account portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money.

THE BOND ACCOUNT. Corporate bonds and collateralized mortgage obligations represented 28.42% of the investable funds on June 30, 2001, with 65.91% in U.S. Government obligations and the remainder in short-term instruments. The portfolio was comprised of 24 different issues, with scheduled maturities ranging from 7 months to 30 years.

THE ASSET ALLOCATION ACCOUNT. On June 30, 2001, invested assets were allocated 47.15% to stocks and 47.71% to fixed income securities, with the remainder in short-term instruments. There were 97 different stock issues in the portfolio and 28 different fixed income positions.

THE OUTLOOK. There is a question if last year's Nasdaq decline is the vanguard of a broad based bear market. The answer depends mostly on whether the economy's downshift in recent months is a pause in the longest expansion in a century or the first stage of a recession. The Federal Reserve's raising of interest rates through May of 2000 eventually sank stocks and slowed the speeding economy. As the Federal Reserve now reverses course and lowers rates, we believe the economy and stock prices should move forward. Past performance is not indicative of future results.


                                                Respectfully,

                                                /s/ James R. Gelder

                                                James R. Gelder
                                                Senior Vice President
                                                ReliaStar Life Insurance Company

  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  JUNE 30, 2001
                                   (UNAUDITED)

                                                                            Sub-accounts
                                                                            ------------
                                                    COMMON          MONEY                        ASSET          TOTAL
                                                    STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                 ------------   ------------   ------------   ------------   ------------
ASSETS:
 Investments in USLICO Series
    Fund Portfolios                              $  8,247,034   $  5,443,368   $  1,262,846   $  5,034,939   $ 19,988,187

 Policy loans                                       1,478,063        769,505         14,881        855,758      3,118,207

                                                 ------------   ------------   ------------   ------------   ------------
       TOTAL ASSETS                                 9,725,097      6,212,873      1,277,727      5,890,697     23,106,394
                                                 ------------   ------------   ------------   ------------   ------------

LIABILITIES:
 Net accrued for policy related
   due to (from) ReliaStar Life of New York           852,944        264,654         54,321        222,320      1,394,239

 Amounts payable to ReliaStar Life of New York        375,000        125,000      1,000,000      1,000,000      2,500,000
                                                 ------------   ------------   ------------   ------------   ------------
       TOTAL LIABILITIES                            1,227,944        389,654      1,054,321      1,222,320      3,894,239
                                                 ------------   ------------   ------------   ------------   ------------

NET ASSETS - FOR VARIABLE LIFE
  INSURANCE POLICIES                             $  8,497,153   $  5,823,219   $    223,406   $  4,668,377   $ 19,212,155
                                                 ------------   ------------   ------------   ------------   ============

Investments basis data:
      Shares Owned                                    932,922      5,443,368        135,790        539,650
      Cost                                       $ 11,120,459   $  5,443,368   $  1,345,744   $  5,967,003


See accompanying notes to financial statements.

  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)

                                                                                   Sub-accounts
                                                                                   ------------
                                                               COMMON        MONEY                         ASSET          TOTAL
                                                               STOCK         MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                                   $    393,976   $    114,129   $     25,247   $    164,734   $    698,086
  Expenses:
    Mortality and expense risk charges                           23,002         13,370          3,133         13,225         52,730
                                                           ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME (EXPENSE)                             370,974        100,759         22,114        151,509        645,356
                                                           ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments               (4,032,434)            --         (1,375)    (1,158,559)    (5,192,368)
  Net realized gains (losses) on investments                         --             --             --             --             --
                                                           ------------   ------------   ------------   ------------   ------------

    NET GAIN (LOSS) ON INVESTMENTS                           (4,032,434)            --         (1,375)    (1,158,559)    (5,192,368)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) RESULTING FROM OPERATIONS    (3,661,460)       100,759         20,739     (1,007,050)    (4,547,012)
                                                           ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Net premiums                                                  298,952        264,238         14,413        321,992        899,595

  Transfers between sub-accounts                                (11,722)        10,838            337            547             --

  Withdrawals and surrenders                                   (403,254)      (210,624)       (52,964)      (317,367)      (984,209)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS FROM (TO) RELIASTAR LIFE OF NEW YORK                 (448,325)      (289,824)         9,284       (260,455)      (989,320)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) IN NET ASSETS                (4,225,809)      (124,613)        (8,191)    (1,262,333)    (5,620,946)

NET ASSETS, BEGINNING OF YEAR                                12,722,962      5,947,832        231,597      5,930,710     24,833,101
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF QUARTER                                 $  8,497,153   $  5,823,219   $    223,406   $  4,668,377   $ 19,212,155
                                                           ============   ============   ============   ============   ============


See accompanying notes to financial statements.

  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (UNAUDITED)

                                                                                   Sub-accounts
                                                                                   ------------
                                                              COMMON         MONEY                         ASSET          TOTAL
                                                              STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                                   $         --   $    135,020   $     27,468   $     56,437   $    218,925
  Expenses:
    Mortality and expense risk charges                           38,185         12,961          3,032         17,140         71,318
                                                           ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME (EXPENSE)                             (38,185)       122,059         24,436         39,297        147,607
                                                           ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments                 (209,708)            --         25,356         19,826       (164,526)
  Net realized gains (losses) on investments                         --             --             --             --             --
                                                           ------------   ------------   ------------   ------------   ------------

    NET GAIN (LOSS) ON INVESTMENTS                             (209,708)            --         25,356         19,826       (164,526)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) RESULTING FROM OPERATIONS      (247,893)       122,059         49,792         59,123        (16,919)
                                                           ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Net premiums                                                  281,863        245,193         12,038        249,102        788,196

  Transfers between sub-accounts                                 18,396         (9,205)            --         (9,191)            --

  Withdrawals and surrenders                                   (495,055)      (119,816)        (4,012)      (149,096)      (767,979)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS FROM (TO) RELIASTAR LIFE OF NEW YORK                 (144,904)       (78,614)       (42,792)       (71,617)      (337,927)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) IN NET ASSETS                  (587,593)       159,617         15,026         78,321       (334,629)

NET ASSETS, BEGINNING OF PERIOD                              15,835,180      5,696,441        203,165      6,379,144     28,113,930
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF PERIOD                                  $ 15,247,587   $  5,856,058   $    218,191   $  6,457,465   $ 27,779,301
                                                           ============   ============   ============   ============   ============


See accompanying notes to financial statements.

  RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I
                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                   (UNAUDITED)

                                                                                   Sub-accounts
                                                                                   ------------
                                                              COMMON         MONEY                         ASSET           TOTAL
                                                              STOCK          MARKET          BOND        ALLOCATION    SUB-ACCOUNTS
                                                           ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
  Income:
    Reinvested dividends                                   $    148,204   $    102,455   $     29,984   $    103,223   $    383,866
  Expenses:
    Mortality and expense risk charges                           31,386         12,651          2,973         14,995         62,005
                                                           ------------   ------------   ------------   ------------   ------------

    NET INVESTMENT INCOME                                       116,818         89,804         27,011         88,228        321,861
                                                           ------------   ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES):
  Net unrealized gains (losses) on investments                  763,145             --        (51,628)       114,526        826,043
  Net realized gains (losses) on investments                     68,619             --             --          4,411         73,030
                                                           ------------   ------------   ------------   ------------   ------------

    NET INCREASE (DECREASE) RESULTING FROM INVESTMENTS          831,764             --        (51,628)       118,937        899,073
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE (DECREASE) RESULTING FROM OPERATIONS       948,582         89,804        (24,617)       207,165      1,220,934
                                                           ------------   ------------   ------------   ------------   ------------

POLICY RELATED TRANSACTIONS:

  Transfers in for net premiums                                 289,334        274,908         18,455        307,810        890,507

  Transfers between sub-accounts                                 30,763        (27,304)            --         (3,459)            --

  Transfers for withdrawal/surrender                           (357,828)      (135,886)        (2,779)      (194,121)      (690,614)

TRANSFER OF INVESTMENT AND OPERATING
  RESULTS FROM (TO) RELIASTAR LIFE OF NEW YORK                 (174,791)      (105,654)        12,593       (131,749)      (399,601)
                                                           ------------   ------------   ------------   ------------   ------------

        NET INCREASE IN NET ASSETS                              736,060         95,868          3,652        185,646      1,021,226

NET ASSETS, BEGINNING OF PERIOD                              13,403,713      5,652,933        219,932      5,601,758     24,878,336
                                                           ------------   ------------   ------------   ------------   ------------

NET ASSETS, END OF PERIOD                                  $ 14,139,773   $  5,748,801   $    223,584   $  5,787,404   $ 25,899,562
                                                           ============   ============   ============   ============   ============


See accompanying notes to financial statements.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT I - NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001

(1) ORGANIZATION - ReliaStar Life Insurance Company of New York Variable Life Separate Account I ("Separate Account I") was established by ReliaStar Life Insurance Company of New York ("ReliaStar Life of New York"), previously ReliaStar Bankers Security Life Insurance Society, in 1986 under New York insurance laws. Separate Account I operates as a unit investment trust under the Investment Company Act of 1940 and is used to fund certain benefits for variable life insurance policies issued by ReliaStar Life of New York. The assets of Separate Account I and its sub-accounts are the property of ReliaStar Life of New York. The portion of Separate Account I assets applicable to the variable life policies will not be charged with liabilities arising out of any other business ReliaStar Life of New York may conduct. The net assets maintained in the sub-accounts provide the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under the state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in ReliaStar Life of New York's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

In January 1995, ReliaStar Life of New York became an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar"), a financial services company based in Minneapolis, Minnesota. Prior to that time ReliaStar Life of New York was an indirect wholly owned subsidiary of USLICO Corporation. USLICO Series Fund ("Series Fund") is an open-end diversified management investment company whose shares are sold only to ReliaStar Life of New York and other affiliates' separate accounts. On September 1, 2000, ReliaStar was acquired by ING America Insurance Holdings, Inc., a subsidiary of ING Groep N.V.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  (a) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
  (b) VALUATION OF INVESTMENTS - Investments in shares of the Series Fund are valued at the reported net asset value of the respective portfolios. The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the six months ended June 30, 2001, were:
                                  Cost of Shares    Proceeds from
         Sub-account                 Acquired        Shares Sold
         -----------                 --------        -----------
         Common Stock               $      --         $      --
         Money Market                 114,129                --
                  Bond                 16,546                --
         Asset Allocation              25,144                --
                                    ---------         ---------
         Total                      $ 155,819         $      --
  (c) SECURITY TRANSACTIONS - Purchases and sales are recorded on the trade date based on the net asset value as of the close of the preceding business day.
  (d) FEDERAL INCOME TAXES - ReliaStar Life of New York is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Since the sub-accounts are not separate entities from ReliaStar Life of New York, and their operations form a part of ReliaStar Life of New York, they will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Under existing Federal income tax law, investment income of the sub-accounts, to the extent that it is applied to increase reserves under a contract, is not taxed and may be compounded for reinvestment without additional tax to ReliaStar Life of New York.
  (e) CHARGES DEDUCTED FROM PREMIUMS - Transfers to the sub-accounts of Separate Account I for net premiums represent gross premiums payable for a policy year, less deductions for sales loads, administrative expenses, premium taxes, risk charges and additional premiums, if any, for optional insurance benefits.
  (f) AMOUNTS PAYABLE TO RELIASTAR LIFE OF NEW YORK - The amounts payable to ReliaStar Life of New York in each sub-account arises from the amount allocated from ReliaStar Life of New York to facilitate commencement of operations.
  (g) DIVIDENDS - Dividends received on the shares held by the sub-accounts of Separate Account I are reinvested to purchase additional shares of the applicable portfolio of the Series Fund.
  (h) TRANSFER OF INVESTMENT AND OPERATING RESULTS FROM (TO) RELIASTAR LIFE OF NEW YORK - The sub-accounts transfer their investment and operating results in excess of amounts required to meet policyholder reserve and liability amounts to ReliaStar Life of New York. When investment and operating results are insufficient to meet reserve requirements, ReliaStar Life of New York transfers to the sub-accounts amounts sufficient to fund the deficiency. Also included in this transfer are cost of insurance charges totaling $480,251, $406,233 and $398,738 for all sub-accounts for the six months ended June 30, 2001, 2000 and 1999 respectively.

(3) ADMINISTRATION AND RELATED PARTY TRANSACTIONS - A daily charge is made by ReliaStar Life of New York against each sub-account's investments for mortality and expense risks at an effective annual rate of .50%. The mortality risk assumed by ReliaStar Life of New York is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed by ReliaStar Life of New York is that expenses incurred in issuing and administering the policies will be greater than estimated. Other costs of administering Separate Account I are absorbed by ReliaStar Life of New York.

Washington Square Securities, Inc., a direct wholly owned ReliaStar subsidiary, acts as principal underwriter (as defined in the Investment Company Act of 1940) of Separate Account I policies. ReliaStar Investment Research, Inc., a direct wholly owned ReliaStar subsidiary, serves as investment adviser to the Series Fund with respect to short-term and fixed maturity securities. Effective October 1, 1999, the sub-adviser changed from Pilgrim Baxter Value Investors, Inc. to Northstar Investment Management Corporation. Effective November 1, 1999 Northstar Investment Management Corporation changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. serves as investment sub-adviser to the Series Fund with respect to equity securities.

Certain officers and directors of ReliaStar and ReliaStar Life of New York are also officers and directors of Washington Square Securities, Inc., the Series Fund and ReliaStar Investment Research, Inc.

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

PORTFOLIO MANAGEMENT: Mary Lisanti, Executive Vice-President and Portfolio Manager; ING Pilgrim Investments, LLC.

GOAL: The USLICO Series Fund -- Stock Portfolio (the "Portfolio") seeks intermediate and long-term growth of capital. Its secondary objective is to receive a reasonable level of income.

MARKET OVERVIEW: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983, and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

PERFORMANCE: For the six months ended June 30, 2001, the Portfolio, excluding any charges, declined 28.02%, underperforming the S&P 500 Index, which fell 6.70%. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

PORTFOLIO SPECIFICS: The Portfolio got a lift from the "Life on the Net" investment theme, while weightings in consumer, biotechnology, and semiconductor stocks were increased. The biggest weightings in the Portfolio are now in the "Life Sciences Revolution" and the "New Consumer" themes. Among the best performing individual stocks were Microsemi Corporation, Lam Research, Jones Apparel, and Brooks Automation.

MARKET OUTLOOK: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies who we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies who are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.


See accompanying index descriptions

                               USLICO SERIES FUND
               PORTFOLIO MANAGER'S REPORT FOR THE STOCK PORTFOLIO

                                           AVERAGE ANNUAL TOTAL RETURNS FOR
                                            THE PERIODS ENDED JUNE 30, 2001
                                            -------------------------------
                                                 1 YEAR        5 YEAR
                                                 ------        ------
     USLICO Series Fund -- Stock Portfolio       -40.58%        4.43%
     S&P 500 Index                               -14.83%       14.47%

Based on a $10,000 initial investment, the table above illustrates the total return of the USLICO Series Fund--Stock Portfolio against the S&P 500 Index. The Index is unmanaged and it has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities.




See accompanying index descriptions

                               USLICO SERIES FUND
            PORTFOLIO MANAGERS' REPORT FOR THE MONEY MARKET PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison, CFA, Roseann G. McCarthy -- Co Portfolio Managers; ING Pilgrim Investments, LLC.

GOAL: The USLICO Money Market Portfolio (the "Portfolio") seeks to provide a high level of current income while preserving capital and liquidity. The Portfolio may achieve this objective by investing in short-term U.S. Government Securities and U.S. dollar denominated high quality money market instruments. Money market securities are considered high quality if rated A-1 or better by Standard & Poor's Ratings Group or P-1 by Moody's Investor Services, Inc. These securities are determined to present minimal credit risk. The Portfolio may also invest in repurchase agreements.

MARKET OVERVIEW: It has been quite an eventful six months for the money market sector. The year began with a Federal Funds target rate of 6.5%. Just a few days into the new year, the Fed surprised the markets and lowered the target rate by fifty basis points. This easing move was to be followed by four more rate cuts of fifty basis points. At the June 27, 2001 Federal Reserve Bond's Federal Open Market Committee (the "FOMC") meeting, the Fed trimmed the Federal Funds rate one more time but by a more cautious 25 basis points. The cumulative reductions leave the overnight rate at 3.75%. These moves were all in an attempt to keep the U.S. economy from slipping into a recession. The easings were attributed to a weakening in the manufacturing sector, lower capital spending, higher energy prices and lower business and consumer confidence. Moreover, the once healthy labor market began to deteriorate as initial jobless claims soared to levels not seen since the 1990-91 slowdown. This easing cycle is the most aggressive taken on by the central bank in nearly 19 years.

The Federal Reserve Board's aggressive easing of monetary policy has to date produced few signs of an economic rebound. There is normally a six-month lag between changes in interest rates and a noticeable change in the direction of the economy. For this reason, the initial easing moves should just now be having an effect on the economy. The manufacturing sector is showing signs of life. The National Association of Purchasing Manager's Index (NAPM), which presents a gauge of activity in manufacturing, recently rose for the first time since late last year. However, it should be noted that the index is still below fifty, which is the cut off point between a growing economy and a contracting one. The various indices of consumer attitudes also are registering slight upticks. The consumer, which accounts for roughly two-thirds of the economy, has been quite resilient during the economic downturn. While puzzling, this alone will help skirt off a recession. In sum, the data suggest that the contraction in growth is bottoming, but a recovery has not yet begun.

PERFORMANCE: For the six-month period ended June 30, 2001, the Portfolio, excluding any charges, provided a total return of 2.09%.

PORTFOLIO SPECIFICS: During the period, we gradually extended the average maturity of the portfolio. More recently, we have begun to barbell the portfolio's maturities. In times of financial or economic stress, money market quality spreads typically widen. This has not been the case during the most recent slowdown. In fact, just the opposite is happening -- spreads have actually contracted. We will purchase longer dated securities when there is value and invest in shorter dated paper to help lift the yield. Moreover, we will only extend the maturity of the portfolio with the debt of companies with exceptional financial strength. This will help to minimize the credit risk in the portfolio.

MARKET OUTLOOK: The FOMC has chosen to adopt a more cautious easing strategy. Given the inevitable lags with monetary changes, the easing moves will have little impact on economic growth until late this year or early next year. We do not expect to see an upturn in economic growth until this time. Given the prospects of continued soft capital spending and volatility in the equity markets, we believe the Fed will ease one more time to a 3.5% federal funds target. If the economy should slip into a recession, the Fed may need to step on the monetary accelerator once again.

PRINCIPAL RISK FACTOR(S): An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.


See accompanying index descriptions

                               USLICO SERIES FUND
                PORTFOLIO MANAGER'S REPORT FOR THE BOND PORTFOLIO

PORTFOLIO MANAGEMENT: Robert K. Kinsey, Vice President and Senior Portfolio Manager; ING Pilgrim Investments, LLC.

GOALS: The USLICO Series Fund -- Bond Portfolio (the "Portfolio") seeks a high level of income consistent with prudent risk and the preservation of capital.

MARKET OVERVIEW: The investment grade bond market posted handsome returns for the first half of 2001; the widely watched Lehman Aggregate Bond Index returned 3.62%. Although corporate bonds experienced many set-backs in the Summer and Fall of 2000, repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve during early 2001. Despite the fact that issuers such as Motorola, Lucent, Xerox, Finova, PGE, and Comdisco entered the ranks of the credit-impaired, overall returns on investment grade bonds were very robust. New issue volume set multi-year records in the first six months of 2001.

PERFORMANCE: For the six-month period ended June 30, 2001, the Portfolio, excluding any charges, returned 2.51% compared to the Lehman Brothers Aggregate Bond Index which returned 3.62% for the same period.

PORTFOLIO SPECIFICS: The addition of mortgage-backed securities and Treasuries represented an up-grade of quality in advance of the Summer, which in the past couple of years has experienced bouts of illiquidity. Fortunately we avoided the California utility debacle entirely.

The small size of the portfolio continues to present unique challenges. During the second quarter we sold many small and illiquid holdings. We have added bonds of large issuers with higher credit quality. We added Worldcom and Washington Mutual. Going forward we will be able to re-deploy the proceeds consistent with moves in our Balanced and Strategic Income funds.

MARKET OUTLOOK: Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in inflation as a result of aggressive Fed easings. Consequently we added TIPS (Treasury Inflation Protection Securities) early in the second quarter. However, we are keeping a watchful eye on energy prices, which may have peaked. If so, inflation will be less of a worry, and we will reverse this trade. Finally we increased our mortgage exposure while loosening up on high yield. The advent of a summer illiquidity squall may provide us with the opportunity to increase our credit duration at wider spreads. The investment grade component remains focused on large liquid issues. Duration is neutral to the benchmark.

                                          AVERAGE ANNUAL TOTAL RETURNS FOR
                                           THE PERIODS ENDED JUNE 30, 2001
                                           -------------------------------
                                                1 YEAR        5 YEAR
                                                ------        ------
     USLICO Series Fund -- Bond Portfolio        4.60%         4.63%
     Lehman Brothers Aggregate Bond Index       11.23%         7.48%

Based on a $10,000 initial investment, the table above illustrates the total return of USLICO Series Fund--Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Credit, interest rate and other risks that accompany debt instruments.


See accompanying index descriptions

                               USLICO SERIES FUND
          PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice-President and Portfolio Manager; Robert K. Kinsey, Vice-President and Senior Portfolio Manager; ING Pilgrim Investments, LLC.

GOAL: The USLICO Series Fund -- Asset Allocation Portfolio (the "Portfolio") seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments.

EQUITY MARKET OVERVIEW: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983, and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

BOND MARKET OVERVIEW:The investment grade bond market posted handsome returns for the first half of 2001; the widely watched Lehman Aggregate Bond Index returned 3.62%. Although corporate bonds experienced many set-backs in the Summer and Fall of 2000, repeated Fed easings triggered a dramatic rally in credit sensitive securities and the front end of the yield curve during early 2001. Despite the fact that issuers such as Motorola, Lucent, Xerox, Finova, PGE, and Comdisco entered the ranks of the credit-impaired, overall returns on investment grade bonds were very robust. New issue volume set multi-year records in the first six months of 2001.

PERFORMANCE: For the six months ended June 30, 2001, the Portfolio, excluding any charges, declined 14.70%, underperforming the S&P 500 Index, which fell 6.70% and the Lehman Brothers Aggregate Bond Index which returned 3.62% for the same period.

PORTFOLIO SPECIFICS: The Portfolio got a lift from the "Life on the Net" investment theme, while weightings in consumer, biotechnology, and semiconductor stocks were increased. The biggest weightings in the Portfolio are now in the "Life Sciences Revolution" and the "New Consumer" themes. Among the best performing individual stocks were Microsemi Corporation, Lam Research, Jones Apparel, and Brooks Automation.

The addition of mortgage-backed securities and Treasuries represented an up-grade of quality in advance of the Summer, which in the past couple of years has experienced bouts of illiquidity. Fortunately we avoided the California utility debacle entirely.

The small size of the portfolio continues to present unique challenges. During the second quarter we sold many small and illiquid holdings. We have added bonds of large issuers with higher credit quality. We added Worldcom and Washington Mutual. Going forward we will be able to re-deploy the proceeds consistent with moves in our Balanced and Strategic Income funds.

MARKET OUTLOOK: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

                               USLICO SERIES FUND
          PORTFOLIO MANAGERS' REPORT FOR THE ASSET ALLOCATION PORTFOLIO

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them. Overall interest rates have dropped appreciably, and we are now concerned about the potential for a rise in inflation as a result of aggressive Fed easings. Consequently we added TIPS (Treasury Inflation Protection Securities) early in the second quarter. However, we are keeping a watchful eye on energy prices, which may have peaked. If so, inflation will be less of a worry, and we will reverse this trade. Finally we increased our mortgage exposure while loosening up on high yield. The advent of a summer illiquidity squall may provide us with the opportunity to increase our credit duration at wider spreads. The investment grade component remains focused on large liquid issues. Duration is neutral to the benchmark.

                                                AVERAGE ANNUAL TOTAL RETURNS FOR
                                                 THE PERIODS ENDED JUNE 30, 2001
                                                 -------------------------------
                                                       1 YEAR        5 YEAR
                                                       ------        ------
USLICO Series Fund -- Asset Allocation Portfolio       -23.46%        4.39%
S&P 500 Index                                          -14.83%       14.47%
Lehman Brothers Aggregate Bond Index                    11.23%        7.48%

Based on a $10,000 initial investment, the table illustrates the total return of the USLICO Series Fund -- Asset Allocation Portfolio against both the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your life insurance policy. Total returns would have been lower if such expenses or charges were included.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt instruments.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized unmanaged index of 500 common stocks.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of fixed income securities.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

The S&P MIDCAP INDEX measures the performance of 800 smaller companies.

The RUSSELL 2000 INDEX measures the performance of the 2000 smallest companies in the Russell 3000 Index.

The NATIONAL ASSOCIATION OF PURCHASING MANAGERS INDEX (NAPM) is an indicator of economic activity based on a survey of over 250 companies within 21 industries covering all 50 states.




                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                               USLICO SERIES FUND
                      STATEMENTS OF ASSETS AND LIABILITIES
                            JUNE 30, 2001 (UNAUDITED)

                                                                     MONEY                          ASSET
                                                     STOCK           MARKET         BOND          ALLOCATION
                                                   PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                  ------------    ------------   ------------    ------------
ASSETS:
Cash                                              $     16,743    $      5,869   $         --    $     51,164
Investments in securities, at value*                18,987,536              --      2,712,457      12,437,512
Short-term securities, at amortized cost               169,000       6,443,653        163,000         675,000
Dividends receivable                                     1,488              --             --             497
Interest receivable                                         37              --         51,722         131,782
Receivable for investment securities sold              708,935              --             --         226,652
Prepaid expenses                                           407             128             58             273
Receivable due from manager                             24,000          27,000         34,280          52,921
                                                  ------------    ------------   ------------    ------------
     TOTAL ASSETS                                   19,908,146       6,476,650      2,961,517      13,575,801
                                                  ------------    ------------   ------------    ------------
LIABILITIES:
Payable for investment securities purchased            784,205              --             --         250,875
Payable to affiliates                                   16,651           5,947          2,895          11,681
Payable to custodian                                        --              --            697              --
Other accrued expenses and liabilities                  24,582           5,365          3,419          16,320
                                                  ------------    ------------   ------------    ------------
     TOTAL LIABILITIES                                 825,438          11,312          7,011         278,876
                                                  ------------    ------------   ------------    ------------
NET ASSETS                                        $ 19,082,708    $  6,465,338   $  2,954,506    $ 13,296,925
                                                  ============    ============   ============    ============
NET ASSET VALUE PER SHARE                         $       8.94    $       1.00   $       9.34    $       9.37
SHARES OUTSTANDING (UNLIMITED AUTHORIZED)            2,134,907       6,465,338        316,225       1,419,506

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value)                $ 25,603,083    $  6,465,338   $  3,103,731    $ 15,723,024
Accumulated undistributed (overdistributed) net
 investment income                                     (55,322)             --        122,814         304,240
Accumulated net realized loss on investments        (6,918,350)             --       (121,942)     (2,517,841)
Net unrealized appreciation (depreciation) of
 investments                                           453,297              --       (150,097)       (212,498)
                                                  ------------    ------------   ------------    ------------
  Net assets                                      $ 19,082,708    $  6,465,338   $  2,954,506    $ 13,296,925
                                                  ============    ============   ============    ============
*Cost of securities                               $ 18,534,239    $         --   $  2,862,554    $ 12,650,010

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2001 (UNAUDITED)

  SHARES                                                              VALUE
----------                                                         ------------
COMMON STOCK: 99.50%
                    ADVERTISING: 1.13%
     4,900    @     Lamar Advertising Co.                          $    215,600
                                                                   ------------
                                                                        215,600
                                                                   ------------
                    APPAREL: 3.13%
     7,900    @     Coach, Inc.                                         300,595
     4,300    @     Columbia Sportswear Co.                             219,257
     1,800    @     Jones Apparel Group, Inc.                            77,760
                                                                   ------------
                                                                        597,612
                                                                   ------------
                    BIOTECHNOLOGY: 5.99%
     1,200    @     Digene Corp.                                         48,960
     3,900    @     Enzon, Inc.                                         243,750
     2,400    @     Human Genome Sciences, Inc.                         144,600
     4,300    @     IDEC Pharmaceuticals Corp.                          291,067
     3,400    @     Invitrogen Corp.                                    244,120
     2,700    @     Myriad Genetics, Inc.                               170,964
                                                                   ------------
                                                                      1,143,461
                                                                   ------------
                    COMMERCIAL SERVICES: 3.40%
     7,800    @     Cendant Corp.                                       152,100
     5,100    @     Concord EFS, Inc.                                   265,251
       900          Paychex, Inc.                                        36,000
     6,400    @     Pharmaceutical Product Development                  195,264
                                                                   ------------
                                                                        648,615
                                                                   ------------
                    COMPUTERS: 2.59%
     2,600          International Business Machines Corp.               293,800
     3,000    @     Veritas Software Corp.                              199,590
                                                                   ------------
                                                                        493,390
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.98%
     2,100          Fannie Mae                                          178,815
    10,700    @     Instinet Group, Inc.                                199,448
                                                                   ------------
                                                                        378,263
                                                                   ------------
                    ELECTRONICS: 1.48%
     6,500    @     FEI Co.                                             266,500
       500    @     Varian, Inc.                                         16,150
                                                                   ------------
                                                                        282,650
                                                                   ------------
                    FOOD: 1.02%
     7,200    @     Whole Foods Market, Inc.                            195,120
                                                                   ------------
                                                                        195,120
                                                                   ------------
                    HEALTHCARE -- PRODUCTS: 5.94%
    13,000    @     Boston Scientific Corp.                             221,000
     7,300    @     Cytyc Corp.                                         168,265
     3,500   @@     ESC Medical Systems Ltd.                            100,975
     5,800    @     Henry Schein, Inc.                                  232,348
     2,900    @     ResMed, Inc.                                        146,595
     3,700    @     Varian Medical Systems, Inc.                        264,550
                                                                   ------------
                                                                      1,133,733
                                                                   ------------
                    HEALTHCARE -- SERVICES: 5.48%
     3,000    @     Laboratory Corp. of America Holdings                230,700
     5,300    @     Pediatrix Medical Group, Inc.                       175,960
     3,400    @     Quest Diagnostics, Inc.                             254,490
     3,900    @     Rightchoice Managed Care, Inc.                      173,160
     8,400    @     Unilab Corp.                                        211,680
                                                                   ------------
                                                                      1,045,990
                                                                   ------------
                    HOME FURNISHINGS: 0.38%
     2,600    @     Furniture Brands Intl., Inc.                         72,800
                                                                   ------------
                                                                         72,800
                                                                   ------------
                    INTERNET: 3.09%
     5,100    @     eBay, Inc.                                          349,299
     4,000    @     TMP Worldwide, Inc.                                 240,000
                                                                   ------------
                                                                        589,299
                                                                   ------------
                    MACHINERY -- DIVERSIFIED: 2.56%
     4,400    @     Brooks Automation, Inc.                             202,840
     4,900    @     Global Power Equipment Group, Inc.                  143,570
     4,300          Stewart & Stevenson Services                        141,900
                                                                   ------------
                                                                        488,310
                                                                   ------------
                    OIL & GAS: 2.91%
     7,900    @     Pride Intl., Inc.                                   150,100
     4,900    @     Spinnaker Exploration Co.                           195,314
     5,100          Transocean Sedco Forex, Inc.                        210,375
                                                                   ------------
                                                                        555,789
                                                                   ------------
                    OIL & GAS SERVICES: 5.84%
     8,500          Baker Hughes, Inc.                                  284,750
     4,600    @     FMC Technologies, Inc.                               94,990
     8,500    @     Grant Prideco, Inc.                                 148,665
     3,900    @     National -- Oilwell, Inc.                           104,520
     5,900    @     Veritas DGC, Inc.                                   163,725
     4,500    @     Weatherford Intl., Inc.                             216,000
     5,400    @     W-H Energy Services, Inc.                           102,600
                                                                   ------------
                                                                      1,115,250
                                                                   ------------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 STOCK PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2001 (UNAUDITED) (CONTINUED)

  SHARES                                                              VALUE
----------                                                         ------------
                    PHARMACEUTICALS: 8.51%
     2,300    @     Abgenix, Inc.                                  $    103,500
     8,500    @     Celgene Corp.                                       245,225
     2,900    @     Cephalon, Inc.                                      204,450
     3,100    @     CV Therapeutics, Inc.                               176,700
     4,500    @     Gilead Sciences, Inc.                               261,855
     4,200    @     ImClone Systems                                     221,760
     5,400    @     IVAX Corp.                                          210,600
     3,700    @     King Pharmaceuticals, Inc.                          198,875
                                                                   ------------
                                                                      1,622,965
                                                                   ------------
                    PIPELINES: 0.84%
     6,500    @     Aquila, Inc.                                        160,225
                                                                   ------------
                                                                        160,225
                                                                   ------------
                    RETAIL: 11.03%
     6,500    @     Abercrombie & Fitch Co.                             289,250
     8,200    @     American Eagle Outfitters                           288,968
     2,800    @     AnnTaylor Stores Corp.                              100,240
     2,500    @     Bebe Stores, Inc.                                    72,900
     3,000    @     BJ's Wholesale Club, Inc.                           159,780
     6,600    @     Costco Wholesale Corp.                              271,128
     3,700          Lowe's Cos.                                         268,435
    10,600          The Gap, Inc.                                       307,400
     4,300          Tiffany & Co.                                       155,746
     5,500    @     Wet Seal, Inc.                                      190,355
                                                                   ------------
                                                                      2,104,202
                                                                   ------------
                    SAVINGS & LOANS: 0.97%
     4,950          Washington Mutual, Inc.                             185,873
                                                                   ------------
                                                                        185,873
                                                                   ------------
                    SEMICONDUCTORS: 16.50%
     3,000    @     Altera Corp.                                         87,000
     5,000    @     Intersil Corp.                                      182,000
     5,300    @     KLA -- Tencor Corp.                                 309,891
    12,300    @     Lam Research Corp.                                  364,695
     7,100    @     LTX Corp.                                           181,476
     3,900    @     Maxim Integrated Products                           172,419
     2,800    @     Microchip Technology, Inc.                           93,604
     6,100    @     Microsemi Corp.                                     433,100
     5,700    @     Novellus Systems, Inc.                              323,703
     3,900    @     Nvidia Corp.                                        361,725
     2,200    @     QLogic Corp.                                        141,790
     5,400    @     Rudolph Technologies, Inc.                          253,800
     6,600    @     Simplex Solutions, Inc.                             156,420
     2,100    @     Xilinx, Inc.                                         86,604
                                                                   ------------
                                                                      3,148,227
                                                                   ------------
                    SOFTWARE: 11.63%
     4,800    @     BEA Systems, Inc.                                   147,408
     5,500    @     Citrix Systems, Inc.                                191,950
     4,900    @     CSG Systems Intl.                                   278,124
     4,100    @     HNC Software                                         79,950
     3,900    @     Manugistics Group, Inc.                              97,890
     5,100    @     Microsoft Corp.                                     372,300
    10,900    @     Peregrine Systems, Inc.                             316,100
     5,300    @     Pixar, Inc.                                         216,240
     8,100    @     Serena Software, Inc.                               294,353
     4,800    @     Siebel Systems, Inc.                                225,120
                                                                   ------------
                                                                      2,219,435
                                                                   ------------
                    TELECOMMUNICATIONS: 3.10%
     3,000    @     CIENA Corp.                                         114,000
     3,400    @     Emulex Corp.                                        137,360
     2,300   @@     Nortel Networks Corp.                                20,907
     7,000    @     Tellium, Inc.                                       127,400
     8,200    @     UTStarcom, Inc.                                     191,060
                                                                   ------------
                                                                        590,727
                                                                   ------------
                    Total Common Stock (Cost $18,534,239)            18,987,536
                                                                   ------------

PRINCIPAL
 AMOUNT                                                               VALUE
---------                                                          ------------
SHORT-TERM INVESTMENTS: 0.89%
                    REPURCHASE AGREEMENT: 0.89%
$  169,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $160,000
                      U.S. Treasury Notes, 6.250%, Due 05/15/07,
                      Market Value $173,196)                       $    169,000
                                                                   ------------
                    Total Short-Term Investments (Cost $169,000)        169,000
                                                                   ------------
                    TOTAL INVESTMENTS IN SECURITIES
                      (COST $18,703,239)*                100.39%   $ 19,156,536
                    OTHER ASSETS AND LIABILITIES -- NET   -0.39%        (73,828)
                                                         ------    ------------
                    NET ASSETS                           100.00%   $ 19,082,708
                                                         ======    ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

         Gross Unrealized Appreciation                             $  1,441,069
         Gross Unrealized Depreciation                                 (987,772)
                                                                   ------------
         Net Unrealized Appreciation                               $    453,297
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2001 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                               VALUE
---------                                                          ------------
COMMERCIAL PAPER: 99.66%
$  200,000     AIG Funding, Inc., 3.950%, due 07/23/01             $    199,517
   300,000     Alfa Corp., 3.900%, due 07/20/01                         299,383
   300,000     American Express Credit Corp., 3.930%, due 07/05/01      299,869
   300,000     American Honda Finance, 3.740%, due 07/26/01             299,221
   260,000     Becton Dickinson + Co., 3.910%, due 07/09/01             259,774
   287,000     Corporate One Credit Union, 3.750%, due 07/30/01         286,133
   300,000     CVS Corp., 3.800%, due 07/12/01                          299,652
   243,000     Dow Chemical Corp., 3.800%, due 07/13/01                 242,692
   260,000     First Data Corp., 3.800%, due 07/11/01                   259,726
   200,000     Ford Motor Credit Co., 3.870%, due 07/02/01              199,979
   220,000     General Electric Capital Corp., 3.770%, due 07/18/01     219,608
   300,000     General Reinsurance Corp., 3.900%, due 08/10/01          298,700
   180,000     Great West Life + Annuity Insurance, 3.700%,
                 due 07/31/01                                           179,445
   150,000     Illinois Tool Works, Inc., 4.230%, due 07/03/01          149,965
   200,000     McGraw Hill, Inc., 3.830%, due 07/31/01                  199,362
   175,000     Met Life Funding, Inc., 3.780%, due 07/17/01             174,706
   250,000     Mid States Corp. Federal Credit Union, 3.770%,
                 due 07/12/01                                           249,712
   300,000     Nike, Inc., 3.900%, due 07/09/01                         299,740
   300,000     Paccar Financial Corp., 4.150%, due 07/02/01             299,965
   300,000     PPG Industries, Inc., 3.800%, due 07/20/01               299,398
   270,000     Salomon Smith Barney Holdings, Inc., 3.720%,
                 due 07/11/01                                           269,721
   300,000     System Capital Finance Corp., 3.730%, due 07/23/01       299,316
   300,000     USAA Capital Corp., 3.740%, due 07/18/01                 299,470
   260,000     Verizon Network, 3.830%, due 07/24/01                    259,364
   300,000     Wisconsin Corp. Central Credit Union, 3.670%,
                 due 07/26/01                                           299,235
                                                                   ------------
               Total Commercial Paper (Cost $6,443,653)               6,443,653
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (COST $6,443,653)        99.66%    $  6,443,653
OTHER ASSETS AND LIABILITIES -- NET                       0.34%          21,685
                                                        ------     ------------
NET ASSETS                                              100.00%    $  6,465,338
                                                        ======     ============

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                                 BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2001 (UNAUDITED)

Principal
  Amount                                                              Value
----------                                                         ------------
CORPORATE BONDS: 19.18%
                    BUILDING MATERIALS: 3.35%
$  100,000   @@     Nexfor, Inc., 6.875%, due 11/15/05             $     98,918
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 1.89%
    50,000          Ford Motor Credit Co., 7.875%, due 06/15/10          52,221
   150,000   **     MacSaver Financial Services, 7.400%,
                      due 02/15/02                                        3,750
                                                                   ------------
                                                                         55,971
                                                                   ------------
                    HOME BUILDERS: 3.52%
   100,000          Pulte Homes, Inc., 9.500%, due 04/01/03             103,955
                                                                   ------------
                    REGIONAL(STATE/PROVINCE): 1.67%
    50,000   @@     Province of Quebec, 5.500%, due 04/11/06             49,307
                                                                   ------------
                    REITS: 3.60%
   100,000          Franchise Finance Corp. of America, 8.250%,
                      due 10/30/03                                      106,508
                                                                   ------------
                    RETAIL: 1.76%
    50,000          Wal-Mart Stores, Inc., 6.875%, due 08/10/09          51,958
                                                                   ------------
                    SAVINGS & LOANS: 1.69%
    50,000          Washington Mutual Bank FA, 6.875%, due 06/15/11      49,853
                                                                   ------------
                    TELECOMMUNICATIONS: 1.70%
    50,000          WorldCom, Inc., 6.500%, due 05/15/04                 50,125
                                                                   ------------
                    Total Corporate Bonds (Cost $706,708)               566,595
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO): 8.49%
                    MORTGAGE -- COMMERCIAL: 5.10%
    50,000          First Union National Bank-Bank of America
                    Commercial Mortgage Trust, 6.136%, due 12/15/10      48,659
   100,000    #     Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                              101,937
                                                                   ------------
                                                                        150,596
                                                                   ------------
                    MORTGAGE -- RESIDENTIAL: 3.39%
   100,000          Amresco Residential Securities Mortgage Loan
                      Trust, 6.298%, due 01/25/28                       100,094
                                                                   ------------
                    Total CMO's (Cost $251,625)                         250,690
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 20.23%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.70%
    48,442          5.575%, due 12/01/26                                 50,188
                                                                   ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 18.53%
     6,589          1.000%, due 07/01/27                                  6,800
    50,000          5.500%, due 05/02/06                                 49,970
    21,382          6.000%, due 07/01/27                                 21,999
   100,000          6.420%, due 06/01/31                                100,297
   100,000          6.625%, due 10/15/07                                104,623
   258,474          7.500%, due 11/01/29                                264,067
                                                                   ------------
                                                                        547,756
                                                                   ------------
                    Total U.S. Government Agency Obligations
                      (Cost $600,606)                                   597,944
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 43.90%
   400,000          United States Treasury Bond, 6.125%,
                      due 08/15/29                                      414,966
   107,852          United States Treasury Inflation Index Bond,
                      3.875%, due 1/15/09                               111,425
   200,000          United States Treasury Note, 4.750%,
                      due 01/31/03                                      214,922
    50,000          United States Treasury Note, 5.750%,
                      due 11/15/05                                       51,506
   500,000          United States Treasury Note, 6.500%,
                      due 02/15/10                                      504,409
                                                                   ------------
                                                                      1,297,228
                                                                   ------------
                    Total U.S. Treasury Obligations
                      (Cost $1,303,615)                               1,297,228
                                                                   ------------
                    Total Long-Term Investments (Cost $2,862,554)     2,712,457
                                                                   ------------
SHORT-TERM INVESTMENTS: 5.52%
                    REPURCHASE AGREEMENT: 5.52%
   163,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $125,000
                      U.S. Treasury Bonds, 9.000%, Due 11/15/18,
                      Market Value $169,286) Total Short-Term
                      Investments (Cost $163,000)                       163,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES (COST $3,025,554)*        97.32%   $  2,875,457
OTHER ASSETS AND LIABILITIES -- NET                        2.68          79,049
                                                         ------    ------------
NET ASSETS                                               100.00%   $  2,954,506
                                                         ======    ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

         Gross Unrealized Appreciation                             $     15,482
         Gross Unrealized Depreciation                                 (165,579)
                                                                   ------------
         Net Unrealized Depreciation                               $   (150,097)
                                                                   ============

@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                         AS OF JUNE 30, 2001 (UNAUDITED)

  SHARES                                                              VALUE
----------                                                         ------------
COMMON STOCK: 46.48%
                    ADVERTISING: 0.53%
     1,600    @     Lamar Advertising Co.                          $     70,400
                                                                   ------------
                                                                         70,400
                                                                   ------------
                    APPAREL: 1.45%
     2,600    @     Coach, Inc.                                          98,930
     1,350    @     Columbia Sportswear Co.                              68,837
       600    @     Jones Apparel Group, Inc.                            25,920
                                                                   ------------
                                                                        193,687
                                                                   ------------
                    BIOTECHNOLOGY: 2.82%
       400    @     Digene Corp.                                         16,320
     1,300    @     Enzon, Inc.                                          81,250
       800    @     Human Genome Sciences, Inc.                          48,200
     1,400    @     IDEC Pharmaceuticals Corp.                           94,766
     1,100    @     Invitrogen Corp.                                     78,980
       900    @     Myriad Genetics, Inc.                                56,988
                                                                   ------------
                                                                        376,504
                                                                   ------------
                    COMMERCIAL SERVICES: 1.60%
     2,500    @     Cendant Corp.                                        48,750
     1,700    @     Concord EFS, Inc.                                    88,417
       300          Paychex, Inc.                                        12,000
     2,100    @     Pharmaceutical Product Development                   64,071
                                                                   ------------
                                                                        213,238
                                                                   ------------
                    COMPUTERS: 1.26%
       900          International Business Machines Corp.               101,700
     1,000    @     Veritas Software Corp.                               66,530
                                                                   ------------
                                                                        168,230
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.94%
       700          Fannie Mae                                           59,605
     3,500    @     Instinet Group, Inc.                                 65,240
                                                                   ------------
                                                                        124,845
                                                                   ------------
                    ELECTRONICS: 0.70%
     2,100    @     FEI Co.                                              86,100
       200    @     Varian, Inc.                                          6,460
                                                                   ------------
                                                                         92,560
                                                                   ------------
                    FOOD: 0.49%
     2,400    @     Whole Foods Market, Inc.                             65,040
                                                                   ------------
                                                                         65,040
                                                                   ------------
                    HEALTHCARE--PRODUCTS: 2.79%
     4,200    @     Boston Scientific Corp.                              71,400
     2,400    @     Cytyc Corp.                                          55,320
     1,100  @@@     ESC Medical Systems Ltd.                             31,735
     1,900    @     Henry Schein, Inc.                                   76,114
     1,000    @     ResMed, Inc.                                         50,550
     1,200    @     Varian Medical Systems, Inc.                         85,800
                                                                   ------------
                                                                        370,919
                                                                   ------------
                    HEALTHCARE--SERVICES: 2.50%
     1,000    @     Laboratory Corp. of America Holdings                 76,900
     1,700    @     Pediatrix Medical Group, Inc.                        56,440
     1,000    @     Quest Diagnostics, Inc.                              74,850
     1,300    @     Rightchoice Managed Care, Inc.                       57,720
     2,700    @     Unilab Corp.                                         68,040
                                                                   ------------
                                                                        333,950
                                                                   ------------
                    HOME FURNISHINGS: 0.17%
       800    @     Furniture Brands Intl., Inc.                         22,400
                                                                   ------------
                                                                         22,400
                                                                   ------------
                    INTERNET: 1.41%
     1,600    @     eBay, Inc.                                          109,584
     1,300    @     TMP Worldwide, Inc.                                  78,000
                                                                   ------------
                                                                        187,584
                                                                   ------------
                    MACHINERY--DIVERSIFIED: 1.19%
     1,400    @     Brooks Automation, Inc.                              64,540
     1,600    @     Global Power Equipment Group, Inc.                   46,880
     1,400          Stewart & Stevenson Services                         46,200
                                                                   ------------
                                                                        157,620
                                                                   ------------
                    OIL & GAS: 1.36%
     2,600    @     Pride Intl., Inc.                                    49,400
     1,600    @     Spinnaker Exploration Co.                            63,776
     1,650          Transocean Sedco Forex, Inc.                         68,063
                                                                   ------------
                                                                        181,239
                                                                   ------------
                    OIL & GAS SERVICES: 2.71%
     2,700          Baker Hughes, Inc.                                   90,450
     1,400    @     FMC Technologies, Inc.                               28,910
     2,800    @     Grant Prideco, Inc.                                  48,972
     1,300    @     National -- Oilwell, Inc.                            34,840
     1,900    @     Veritas DGC, Inc.                                    52,725
     1,500    @     Weatherford Intl., Inc.                              72,000
     1,700    @     W-H Energy Services, Inc.                            32,300
                                                                   ------------
                                                                        360,197
                                                                   ------------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2001 (UNAUDITED) (CONTINUED)

  SHARES                                                              VALUE
----------                                                         ------------
                    PHARMACEUTICALS: 4.00%
       700    @     Abgenix, Inc.                                  $     31,500
     2,800    @     Celgene Corp.                                        80,780
       900    @     Cephalon, Inc.                                       63,450
     1,000    @     CV Therapeutics, Inc.                                57,000
     1,500    @     Gilead Sciences, Inc.                                87,285
     1,400    @     ImClone Systems                                      73,920
     1,800    @     IVAX Corp.                                           70,200
     1,200    @     King Pharmaceuticals, Inc.                           64,500
                                                                   ------------
                                                                        528,635
                                                                   ------------
                    PIPELINES: 0.39%
     2,100    @     Aquila, Inc.                                         51,765
                                                                   ------------
                                                                         51,765
                                                                   ------------
                    RETAIL: 5.15%
     2,100    @     Abercrombie & Fitch Co.                              93,450
     2,700    @     American Eagle Outfitters                            95,148
       900    @     AnnTaylor Stores Corp.                               32,220
       800    @     Bebe Stores, Inc.                                    23,328
     1,000    @     BJ's Wholesale Club, Inc.                            53,260
     2,100    @     Costco Wholesale Corp.                               86,268
     1,200          Lowe's Cos.                                          87,060
     3,500          The Gap, Inc.                                       101,500
     1,400          Tiffany & Co.                                        50,708
     1,800    @     Wet Seal, Inc.                                       62,298
                                                                   ------------
                                                                        685,240
                                                                   ------------
                    SAVINGS & LOANS: 0.47%
     1,650          Washington Mutual, Inc.                              61,958
                                                                   ------------
                                                                         61,958
                                                                   ------------
                    SEMICONDUCTORS: 7.66%
       900    @     Altera Corp.                                         26,100
     1,600    @     Intersil Corp.                                       58,240
     1,700    @     KLA-Tencor Corp.                                     99,399
     4,000    @     Lam Research Corp.                                  118,600
     2,300    @     LTX Corp.                                            58,788
     1,300    @     Maxim Integrated Products                            57,473
       900    @     Microchip Technology, Inc.                           30,087
     2,000    @     Microsemi Corp.                                     142,000
     1,800    @     Novellus Systems, Inc.                              102,222
     1,300    @     Nvidia Corp.                                        120,575
       700    @     QLogic Corp.                                         45,115
     1,700    @     Rudolph Technologies, Inc.                           79,900
     2,100    @     Simplex Solutions, Inc.                              49,770
       700    @     Xilinx, Inc.                                         28,868
                                                                   ------------
                                                                      1,017,137
                                                                   ------------
                    SOFTWARE: 5.44%
     1,600    @     BEA Systems, Inc.                                    49,136
     1,800    @     Citrix Systems, Inc.                                 62,820
     1,600    @     CSG Systems Intl.                                    90,816
     1,300    @     HNC Software                                         25,350
     1,300    @     Manugistics Group, Inc.                              32,630
     1,700    @     Microsoft Corp.                                     124,100
     3,500    @     Peregrine Systems, Inc.                             101,500
     1,700    @     Pixar, Inc.                                          69,360
     2,600    @     Serena Software, Inc.                                94,484
     1,600    @     Siebel Systems, Inc.                                 75,040
                                                                   ------------
                                                                        725,236
                                                                   ------------
                    TELECOMMUNICATIONS: 1.45%
     1,000    @     CIENA Corp.                                          38,000
     1,100    @     Emulex Corp.                                         44,440
       700   @@     Nortel Networks Corp.                                 6,363
     2,300    @     Tellium, Inc.                                        41,860
     2,700    @     UTStarcom, Inc.                                      62,910
                                                                   ------------
                                                                        193,573
                                                                   ------------
                    Total Common Stock (Cost $6,041,085)              6,181,957
                                                                   ------------

PRINCIPAL
  AMOUNT                                                              VALUE
----------                                                         ------------
CORPORATE BONDS: 5.87%
                    BUILDING MATERIALS: 0.74%
$  100,000   @@     Nexfor, Inc., 6.875%, due 11/15/05                   98,918
                                                                   ------------
                    DIVERSIFIED FINANCIAL SERVICES: 0.46%
    50,000          Ford Motor Credit Co., 7.875%, due 06/15/10          52,221
   350,000   **     MacSaver Financial Services, Inc., 7.400%,
                      due 02/15/02                                        8,750
   200,000   **     United Cos. Financial Corp., 9.350%,
                      due 11/02/99                                           --
                                                                   ------------
                                                                         60,971
                                                                   ------------
                    HOME BUILDERS: 1.56%
   200,000          Pulte Homes, Inc., 9.500%, due 04/01/03             207,911
                                                                   ------------
                    REGIONAL(STATE/PROVINCE): 0.37%
    50,000   @@     Providence of Quebec, 5.500%, due 04/11/06           49,307
                                                                   ------------
                    REITS: 1.60%
   200,000          Franchise Finance Corp. of America, 8.250%,
                      due 10/30/03                                      213,015
                                                                   ------------

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                           ASSET ALLOCATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                   AS OF JUNE 30, 2001 (UNAUDITED) (CONTINUED)

PRINCIPAL
  AMOUNT                                                              VALUE
----------                                                         ------------
                    RETAIL: 0.39%
$   50,000          Wal-Mart Stores, Inc., 6.875%, due 08/10/09    $     51,958
                                                                   ------------
                    SAVINGS & Loans: 0.37%
    50,000          Washington Mutual Bank FA, 6.875%,
                      due 06/15/11                                       49,853
                                                                   ------------
                    TELECOMMUNICATIONS: 0.38%
    50,000          WorldCom, Inc., 6.500%, due 05/15/04                 50,125
                                                                   ------------
                    Total Corporate Bonds (Cost $1,108,386)             782,058
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.40%
                    MORTGAGE -- COMMERCIAL: 1.89%
   100,000    #     Nomura Depositor Trust, 1.000%, due 01/15/03        100,125
    50,000          First Union National Bank-Bank of America
                       Commercial Mortgage Trust, 6.136%,
                      due 12/15/10                                       48,659
   100,000    #     Allied Capital Commercial Mortgage Trust,
                      6.710%, due 12/25/04                              101,937
                                                                   ------------
                                                                        250,721
                                                                   ------------
                    MORTGAGE -- RESIDENTIAL: 1.51%
   200,000          Amresco Residential Securities Mortgage
                      Loan Trust, 6.298%, due 01/25/28                  200,188
                                                                   ------------
                    Total CMO's (Cost $451,625)                         450,909
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.64%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.01%
   126,694          6.801%, due 12/01/26                                131,261
     2,823          9.000%, due 10/01/19                                  2,970
                                                                   ------------
                                                                        134,231
                                                                   ------------
                    FEDERAL NATIONAL MORTGAGE ASSOCIATION: 4.61%
    50,000          5.500%, due 05/02/06                                 49,970
   100,000          6.420%, due 06/01/31                                100,297
   100,000          6.625%, due 10/15/07                                104,623
    56,875          6.931%, due 07/01/27                                 58,518
   258,474          7.500%, due 11/01/29                                264,067
    32,945          7.503%, due 07/01/27                                 34,000
                                                                   ------------
                                                                        611,475
                                                                   ------------
                    GOVERNMENT NATIONAL MOTGAGE ASSOCIATION: 0.02%
     2,600          10.000%, due 02/15/16                                 2,900
                                                                   ------------
                    Total U.S. Government Agency Obligations
                      (Cost $748,324)                                   748,606
                                                                   ------------
U.S. TREASURY OBLIGATIONS: 32.14%
$1,000,000          U.S. Treasury Bond, 6.125%, due 08/15/29          1,037,415
 1,050,000          U.S. Treasury Note, 1.000%, due 02/15/10          1,128,339
   323,556          U.S. Treasury Note, 3.875%, due 01/15/09            334,274
   400,000          U.S. Treasury Note, 5.750%, due 11/15/05            412,050
 1,350,000          U.S. Treasury Note, 4.750%, due 01/31/03          1,361,904
                                                                   ------------
                                                                      4,273,982
                                                                   ------------
                    Total U.S. Treasury Obligations
                      (Cost $4,300,590)                               4,273,982
                                                                   ------------
                    Total Long-Term Investments
                      (Cost $12,650,010)                             12,437,512
                                                                   ------------
SHORT-TERM INVESTMENTS: 5.08%
                    REPURCHASE AGREEMENT: 5.08%
   675,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $510,000
                      U.S. Treasury Bonds, 9.000%, Due 11/15/18,
                      Market Value $690,686)                            675,000
                                                                   ------------
                    Total Short-Term Investments (Cost $675,000)        675,000
                                                                   ------------

TOTAL INVESTMENTS IN SECURITIES (COST $13,325,010)*      98.61%    $ 13,112,512
OTHER ASSETS AND LIABILITIES -- NET                       1.39%         184,413
                                                        ------     ------------
NET ASSETS                                              100.00%    $ 13,296,925
                                                        ======     ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

          Gross Unrealized Appreciation                            $    494,066
          Gross Unrealized Depreciation                                (706,564)
                                                                   ------------
          Net Unrealized Depreciation                              $   (212,498)
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
**   Defaulted Security

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                      STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                  MONEY
                                                     STOCK                        MARKET
                                                   PORTFOLIO                    PORTFOLIO
                                          --------------------------    --------------------------
                                           SIX MONTHS        YEAR        SIX MONTHS       YEAR
                                             ENDED          ENDED          ENDED         ENDED
                                            JUNE 30,     DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                              2001           2000           2001          2000
                                          -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Dividends, net of foreign taxes         $    28,669    $   146,022    $        --    $        --
  Interest                                     10,024         25,172        162,189        394,044
                                          -----------    -----------    -----------    -----------
  Total investment income                      38,693        171,194        162,189        394,044
                                          -----------    -----------    -----------    -----------
EXPENSES:
  Management fees                              52,230        166,612         15,878         31,012
  Custody fees                                 45,070         45,962         15,621         18,469
  Administrative fees                          10,446         36,669          3,176          6,822
  Professional fees                            18,624         23,435          9,446         15,498
  Printing fees                                 8,357         12,698          3,540          5,513
  Miscellaneous fees                            6,269          2,933          2,907          3,935
  Directors fees                                3,134          2,329            953          1,786
                                          -----------    -----------    -----------    -----------
  Subtotal                                    144,130        290,638         51,521         83,035
  Less expenses waived and/or
    reimbursed by affiliates                   50,115         83,272         22,939         27,218
                                          -----------    -----------    -----------    -----------
  Net expenses                                 94,015        207,366         28,582         55,817
                                          -----------    -----------    -----------    -----------
Net investment income (loss)                  (55,322)       (36,172)       133,607        338,227
                                          -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments    (6,882,106)       901,580             --             --
Net change in unrealized gain (loss)
  on investments                             (492,699)    (7,414,082)            --             --
                                          -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss)
  on investments                           (7,374,805)    (6,512,502)            --             --
                                          -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    from operations                       $(7,430,127)   $(6,548,674)   $   133,607    $   338,227
                                          ===========    ===========    ===========    ===========


[WIDE TABLE CONTINUED]

                                                                                  ASSET
                                                     BOND                      ALLOCATION
                                                  PORTFOLIO                     PORTFOLIO
                                          --------------------------    --------------------------
                                          SIX MONTHS        YEAR        SIX MONTHS        YEAR
                                             ENDED         ENDED          ENDED          ENDED
                                           JUNE 30,      DECEMBER 31,    JUNE 30,      DECEMBER 31,
                                             2001           2000           2001           2000
                                          -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Dividends, net of foreign taxes         $        --    $        --    $     9,302    $    48,010
  Interest                                    100,893        147,902        246,255        372,479
                                          -----------    -----------    -----------    -----------
  Total investment income                     100,893        147,902        255,557        420,489
                                          -----------    -----------    -----------    -----------
EXPENSES:
  Management fees                               7,296         14,220         34,562         89,822
  Custody fees                                 17,502         23,211         51,633         44,655
  Administrative fees                           1,459          3,128          6,931         19,762
  Professional fees                             3,043          6,460         19,703         34,926
  Printing fees                                 1,167          2,198          5,544         12,897
  Miscellaneous fees                              877          1,935          4,161          7,867
  Directors fees                                  438            831          4,079          2,588
                                          -----------    -----------    -----------    -----------
  Subtotal                                     31,782         51,983        126,613        212,517
  Less expenses waived and/or
    reimbursed by affiliates                   18,648         26,388         64,236         50,827
                                          -----------    -----------    -----------    -----------
  Net expenses                                 13,134         25,595         62,377        161,690
                                          -----------    -----------    -----------    -----------
Net investment income (loss)                   87,759        122,307        193,180        258,799
                                          -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments       (77,296)       (32,403)    (2,517,841)       311,690
Net change in unrealized gain (loss)
  on investments                               64,477         97,003         30,339     (2,228,478)
                                          -----------    -----------    -----------    -----------
Net realized and unrealized gain (loss)
  on investments                              (12,819)        64,600     (2,487,502)    (1,916,788)
                                          -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
    from operations                       $    74,940    $   186,907    $(2,294,322)   $(1,657,989)
                                          ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                                       MONEY                           ASSET
                                                       STOCK           MARKET           BOND         ALLOCATION
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    ------------    ------------    ------------    ------------
FROM OPERATIONS:
  Net investment income (loss)                      $    (55,322)   $    133,607    $     87,759    $    193,180
  Net realized loss on investments                    (6,882,106)             --         (77,296)     (2,517,841)
  Net change in unrealized appreciation
    (depreciation) of investments                       (492,699)             --          64,477          30,339
                                                    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations                                   (7,430,127)        133,607          74,940      (2,294,322)
                                                    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       --        (133,607)        (31,545)        (66,140)
  Net realized gain from investments                          --              --              --              --

CAPITAL SHARE TRANSACTIONS                                    --         134,661          30,344          66,140
                                                    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets               (7,430,127)        134,661          73,739      (2,294,322)
NET ASSETS, BEGINNING OF PERIOD                       26,512,835       6,330,677       2,880,767      15,591,247
                                                    ------------    ------------    ------------    ------------
NET ASSETS, END OF PERIOD                           $ 19,082,708    $  6,465,338    $  2,954,506    $ 13,296,925
                                                    ------------    ------------    ------------    ------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
  INCOME AT END OF PERIOD                           $    (55,322)   $         --    $    122,814    $    304,240
                                                    ============    ============    ============    ============


                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                       MONEY                           ASSET
                                                       STOCK           MARKET           BOND         ALLOCATION
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                    ------------    ------------    ------------    ------------
FROM OPERATIONS:
  Net investment income (loss)                      $    (36,172)   $    338,227    $    122,307    $    258,799
  Net realized gain (loss) on investments                901,580              --         (32,403)        311,690
  Net change in unrealized gains (losses) on
    investments                                       (7,414,082)             --          97,003      (2,228,478)
                                                    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets resulting
    from operations                                   (6,548,674)        338,227         186,907      (1,657,989)
                                                    ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       --        (338,227)       (122,988)       (260,248)
  Net realized gains on investments                     (901,579)             --              --        (320,095)

CAPITAL SHARE TRANSACTIONS                              (529,811)        272,960          51,712        (350,153)
                                                    ------------    ------------    ------------    ------------
  Net increase (decrease) in net assets               (7,980,064)        272,960         115,631      (2,588,485)
NET ASSETS, BEGINNING OF YEAR                         34,492,899       6,057,717       2,765,136      18,179,732
                                                    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR                             $ 26,512,835    $  6,330,677    $  2,880,767    $ 15,591,247
                                                    ============    ============    ============    ============

See accompanying notes to financial statements.

                               USLICO SERIES FUND
                       STATEMENTS OF CHANGES IN NET ASSETS
         FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) (CONTINUED)

SUMMARY OF CAPITAL SHARE TRANSACTIONS:

                                                                    MONEY                         ASSET
                                                     STOCK          MARKET         BOND        ALLOCATION
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                  -----------    -----------    -----------    -----------
DOLLARS
  Shares sold                                     $        --    $        --    $        --    $        --
  Shares issued as reinvestments of dividends              --        134,661         30,344         66,140
  Shares redeemed                                          --             --             --             --
                                                  -----------    -----------    -----------    -----------
  Net increase in shares outstanding              $        --    $   134,661    $    30,344    $    66,140
                                                  ===========    ===========    ===========    ===========
SHARES
  Shares sold                                              --             --             --             --
  Shares issued as reinvestments of dividends              --        134,661          3,352          7,276
  Shares redeemed                                          --             --             --             --
                                                  -----------    -----------    -----------    -----------
  Net increase in shares outstanding                       --        134,661          3,352          7,276
                                                  ===========    ===========    ===========    ===========


                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                    MONEY                         ASSET
                                                     STOCK          MARKET          BOND       ALLOCATION
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                  -----------    -----------    -----------    -----------
DOLLARS
  Shares sold                                     $        --    $    50,536    $        --    $        --
  Shares issued as reinvestments of dividends         901,579        338,227        122,988        580,343
  Shares redeemed                                  (1,431,390)      (115,803)       (71,276)      (930,496)
                                                  -----------    -----------    -----------    -----------
  Net increase/(decrease) in shares outstanding   $  (529,811)   $   272,960    $    51,712    $  (350,153)
                                                  ===========    ===========    ===========    ===========
SHARES
  Shares sold                                              --         50,536             --             --
  Shares issued as reinvestments of dividends          72,825        338,227         13,431         49,624
  Shares redeemed                                     (85,354)      (115,803)        (7,773)       (70,599)
                                                  -----------    -----------    -----------    -----------
  Net increase/(decrease) in shares outstanding       (12,529)       272,960          5,658        (20,975)
                                                  ===========    ===========    ===========    ===========


See accompanying notes to financial statements.

USLICO SERIES FUND - NOTES TO FINANCIAL STATEMENTS - JUNE 30, 2001 (UNAUDITED)

(1) ORGANIZATION -- USLICO Series Fund (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 and consisting of four separate series (Portfolios), each of which has its own investment objectives and policies. The Fund was organized as a business trust under the laws of Massachusetts on January 19, 1988. Shares of the Portfolios are sold only to separate accounts of ReliaStar Life Insurance Company (Reliastar Life) and ReliaStar Life Insurance Company of New York (Reliastar Life of New York)(a wholly owned subsidiary of ReliaStar Life) to serve as the investment medium for variable life insurance policies issued by these companies. The separate accounts invest in shares of one or more of the Portfolios, in accordance with allocation instructions received from policyowners. Each Portfolio share outstanding represents a beneficial interest in the respective Portfolio.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) SECURITY VALUATION -- Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds.

     (b) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected and dividend income is recorded on the ex-dividend date.

     (c) FEDERAL INCOME TAXES -- Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, a Portfolio will not be subject to Federal income taxes if it makes distributions of net investment income and net realized gains in compliance with Subchapter M and meets certain other requirements. Therefore, no federal income tax provision is required.

     (d) CONTRIBUTIONS AND WITHDRAWALS -- Funds contributed into or withdrawn from the Fund are made on the basis of the net asset value per share prevailing at the close of business on the preceding business day.

     (e) REPURCHASE AGREEMENTS -- The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

     (f) MANAGEMENT'S USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     (g) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly by the Stock Portfolio, Bond Portfolio and Asset Allocation Portfolio: and declared and paid daily by the Money Market Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

(3) AFFILIATIONS AND RELATED PARTY TRANSACTIONS -- ReliaStar Life is a wholly-owned subsidiary of ReliaStar Financial Corp. (ReliaStar). Prior to May 11, 2001, ReliaStar Investment Research, Inc. (RIRI), also a direct wholly-owned subsidiary of ReliaStar, served as advisor to the Fund. The advisory agreement provided that management fees may be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. ReliaStar Life and ReliaStar Life of New York contractually agreed to waive management fees charged to each of the Portfolios to the extent that they exceeded 0.25% of the average daily net assets of each

Portfolio. RIRI also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average daily net assets of each Portfolio. Also, prior to May 11, 2001, ING Pilgrim Investments, LLC
(IPI), a wholly-owned subsidiary of ReliaStar, served as sub-advisor to each of the Portfolios. Prior to December 1, 2000, RIRI served as sub-advisor to the Money Market and Bond Portfolios as well as to the bond portion of the Asset Allocation Portfolio.

Effective May 11, 2001, IPI began serving as Advisor to the Fund. The advisory agreement provides that management fees be charged to each of the Portfolios at an annual percentage rate of 0.50% on the first $100 million of average daily net assets and 0.45% of average daily net assets in excess thereof. IPI has contractually agreed to waive management fees charged to each of the Portfolios to the extent they exceed 0.25% of the average daily net assets of each Portfolio. IPI has also agreed to voluntarily limit the annual expenses of each Portfolio, other than management fees, to 0.65% of the average net assets of each Portfolio.

Effective July 1, 2000, ING Pilgrim Group, LLC, a wholly-owned subsidiary of ReliaStar, was appointed to serve as Administrator to each of the Portfolios. Fees under the administration agreement are to be charged to each of the Portfolios at an annual rate of 0.10% of average daily net assets. Prior to July 1, 2000, ReliaStar Life served as Administrator to the Portfolios and fees were charged to each Portfolio based on actual costs incurred by ReliaStar Life.

Washington Square Securities, Inc., a wholly-owned subsidiary of ReliaStar, serves as Distributor of the Fund. No fees are charged to the Portfolios for distribution services.

On September 1, 2000 ReliaStar was acquired by ING Groep N.V. (NYSE:ING) and the names of Pilgrim Investments, Inc. and Pilgrim Group, Inc. were changed to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively on September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective Februrary 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC.

At June 30, 2001, the Portfolios had the following amounts recorded in payable to affilates on the accompanying Statements of Assets and Liabilities:

                                  ACCRUED            ACCRUED
                                ADVISORY FEE    ADMINISTRATIVE FEE     TOTAL
                                ------------    ------------------    -------
Stock Portfolio                    $11,543           $5,108           $16,651
Money Market Portfolio               4,017            1,930             5,947
Bond Portfolio                       1,844            1,051             2,895
Asset Allocation Portfolio           8,206            3,475            11,681

(4) PURCHASES AND SALES OF INVESTMENT SECURITIES -- The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended June 30, 2001 were as follows:

                                   TOTAL EXCLUDING
                              U.S. GOVERNMENT SECURITIES    U.S. GOVERNMENT SECURITIES
                              --------------------------    --------------------------
                               PURCHASES       SALES         PURCHASES       SALES
                              -----------   -----------     -----------   -----------
Stock Portfolio               $63,164,242   $61,305,962     $        --   $        --
Bond Portfolio                    460,700       973,248       2,352,665     1,860,211
Asset Allocation Portfolio     20,999,685    22,258,826       5,452,778     4,096,100

(5) CHANGE IN ACCOUNTING PRINCIPLE -- In November 2000, the American Institute of Certified Public Accountants (the AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). Effective January 1, 2001, the Fund adopted the provisions of the Guide and began amortizing premiums and accreting discounts on debt securities using the effective yield method. Prior to January 1, 2001, the Fund had not amortized premiums nor accreted discounts. The cumulative effect of this accounting change did not impact total net assets of any of the Portfolios, but had the following effect on the Portfolios at January 1, 2001:

                                                            UNREALIZED LOSS ON
                                   COST OF SECURITIES           INVESTMENTS
                                   ------------------       -------------------
Bond Portfolio                     increased $66,600        increased $66,600
Asset Allocation Portfolio         increased $177,200       increased $177,200

The effect of the change during the six months ended June 30, 2001, was as follows:

                                NET INVESTMENT        UNREALIZED LOSS            NET REALIZED
                                    INCOME             ON INVESTMENT        LOSSES ON INVESTMENTS
                               -----------------     ------------------     ---------------------
Bond Portfolio                 increased $14,700     decreased $69,300        increased $84,000
Asset Allocation Portfolio     increased $37,200     decreased $184,600       increased $221,600

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                                                 MONEY                         ASSET
                                                                  STOCK         MARKET          BOND         ALLOCATION
                                                               PORTFOLIO(2)   PORTFOLIO(2)   PORTFOLIO(2)   PORTFOLIO(2)
                                                               ------------   ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $ 12.42        $  1.00        $  9.21        $ 11.04
Income (loss) from investment operations:
  Net investment income (loss)                                     (0.03)          0.02           0.43           0.20
  Net realized and unrealized gains (losses) on investments        (3.45)            --          (0.20)         (1.82)
                                                                 -------        -------        -------        -------
  Total from investment operations                                 (3.48)          0.02           0.23          (1.62)
Distributions
  Distribution of net investment income                               --          (0.02)         (0.10)         (0.05)
  Distribution of realized capital gains                              --             --             --             --
                                                                 -------        -------        -------        -------
  Net asset value, end of period                                 $  8.94        $  1.00        $  9.34        $  9.37
                                                                 =======        =======        =======        =======
TOTAL RETURN(1)                                                   (28.02)%         2.09%          2.51%        (14.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)                                 $19,083        $ 6,465        $ 2,955        $13,297
Ratio of expenses to average net assets after reimbursement         0.90%          0.90%          0.90%          0.90%
Ratio of expenses to average net assets prior to expense
  reimbursement                                                     1.38%          1.62%          2.18%          1.83%
Ratio of net investment income (loss) to average net assets        (0.53)%         4.21%          6.01%(3)       2.79%(3)
Portfolio turnover rate                                           290.52%           N/A         101.92%        197.04%

----------
(1) Total return is calulated assuming reinvestments of all dividends and capital gain distributions at net asset value.
(2) Effective May 11, 2001, ING Pilgrim Investments, LLC ceased serving as sub-adviser to all of the Portfolios and began serving as adviser to all of the Portfolios.
(3) Had the Bond Portfolio and the Asset Allocation Portfolio not amortized premiums and accreted discounts the ratio of net investment income to average net assets would have been 5.01% and 2.25%, respectively.


                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                   MONEY                           ASSET
                                                                   STOCK          MARKET           BOND          ALLOCATION
                                                                 PORTFOLIO      PORTFOLIO(5)    PORTFOLIO(5)    PORTFOLIO(5)
                                                                -----------     -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                              $     16.06     $      1.00     $      9.01     $     12.68
Income (loss) from investment operations:
  Net investment income (loss)                                        (0.02)           0.05            0.40            0.18
  Net realized and unrealized gains (losses) on investments           (3.18)             --            0.20           (1.41)
                                                                -----------     -----------     -----------     -----------
  Total from investment operations                                    (3.20)           0.05            0.60           (1.23)
Distributions
  Distribution of net investment income                                  --           (0.05)          (0.40)          (0.18)
  Distribution of realized capital gains                              (0.44)             --              --           (0.23)
                                                                -----------     -----------     -----------     -----------
  Net asset value, end of year                                  $     12.42     $      1.00     $      9.21     $     11.04
                                                                ===========     ===========     ===========     ===========
TOTAL RETURN(4)                                                      -19.94%           5.59%           6.74%          -9.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                         $26,512,835     $ 6,330,677     $ 2,880,767     $15,591,247
Ratio of expenses to average net assets after reimbursement            0.62%           0.90%           0.90%           0.90%
Ratio of expenses to average net assets prior to expense
  reimbursement                                                        0.87%           1.34%           1.83%           1.18%
Ratio of net investment income (loss) to average net assets           -0.11%           5.45%           4.30%           1.44%
Portfolio turnover rate                                              365.49%            N/A           49.27%         242.78%

----------
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(5) Effective December 1, 2000, ING Pilgrim Investments, LLC became sub-adviser to the Money Market and Bond Portfolios as well as the bond portion of the Asset Allocation Portfolio.

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                MONEY                         ASSET
                                                                 STOCK         MARKET          BOND        ALLOCATION
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $     13.64    $      1.00    $      9.74    $     11.92
Income (loss) from investments operations:
  Net investment income                                              0.12           0.04           0.46           0.31
  Net realized and unrealized gains (losses) on investments          3.93             --          (0.73)          1.48
                                                              -----------    -----------    -----------    -----------
  Total from investment operations                                   4.05           0.04          (0.27)          1.79
Distributions:
  Distribution of net investment income                             (0.13)         (0.04)         (0.46)         (0.31)
  Distribution of realized capital gains                            (1.50)            --             --          (0.72)
                                                              -----------    -----------    -----------    -----------
  Net asset value, end of year                                $     16.06    $      1.00    $      9.01    $     12.68
                                                              ===========    ===========    ===========    ===========
  TOTAL RETURN                                                      30.08%          5.00%        -2.87%          15.10%

RATIO/SUPPLEMENTAL DATA
Net assets, end of year                                       $34,492,899    $ 6,057,717    $ 2,765,136    $18,179,732
Expenses to average net assets                                       0.90%          0.90%          0.90%          0.90%
Net investment income to average net assets                          0.84%          4.27%          4.88%          2.58%
Portfolio turnover rate                                            305.87%           N/A          45.74%        227.49%


                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                MONEY                         ASSET
                                                                 STOCK         MARKET          BOND        ALLOCATION
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $     13.50    $      1.00    $     10.00    $     11.98
Income from investment operations:
  Net investment income                                              0.20           0.05           0.55           0.39
  Net realized and unrealized gains (losses) on investments          0.62             --          (0.13)          0.27
                                                              -----------    -----------    -----------    -----------
  Total from investment operations                                   0.82           0.05           0.42           0.66
Distributions
  Distribution of net investment income                             (0.20)         (0.05)         (0.55)         (0.39)
  Distribution of realized capital gains                            (0.48)            --          (0.13)         (0.33)
                                                              -----------    -----------    -----------    -----------
  Net asset value, end of year                                $     13.64    $      1.00    $      9.74    $     11.92
                                                              ===========    ===========    ===========    ===========
TOTAL RETURN                                                         6.00%          5.00%          4.30%          5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                       $27,774,017    $ 5,963,727    $ 2,831,882    $16,335,368
Expenses to average net assets                                       0.75%          0.75%          0.75%          0.75%
Net investment income to average net assets                          1.49%          4.79%          5.50%          3.19%
Portfolio turnover rate                                            172.22%           N/A          90.97%        135.68%

                               USLICO SERIES FUND
                              FINANCIAL HIGHLIGHTS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                MONEY                         ASSET
                                                                 STOCK         MARKET          BOND        ALLOCATION
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $     13.25    $      1.00    $     10.02    $     11.85
Income from investment operations:
  Net investment income                                              0.27           0.05           0.59           0.46
  Net realized and unrealized gains on investments                   3.05             --           0.12           1.51
                                                              -----------    -----------    -----------    -----------
  Total from investment operations                                   3.32           0.05           0.71           1.97
Distributions
  Distribution of net investment income                             (0.27)         (0.05)         (0.59)         (0.46)
  Distribution of realized capital gains                            (2.80)            --          (0.14)         (1.38)
                                                              -----------    -----------    -----------    -----------
  Net asset value, end of year                                $     13.50    $      1.00    $     10.00    $     11.98
                                                              ===========    ===========    ===========    ===========
TOTAL RETURN                                                        25.06%          5.00%          7.09%         16.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                       $27,291,645    $ 5,784,312    $ 2,802,374    $15,900,094
Expenses to average net assets                                       0.73%          0.75%          0.75%          0.74%
Net investment income to average net assets                          1.87%          4.88%          5.88%          3.68%
Portfolio turnover rate                                             88.55%           N/A         117.24%        104.30%


                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                MONEY                         ASSET
                                                                 STOCK         MARKET          BOND        ALLOCATION
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                            $     12.62    $      1.00    $     10.38    $     11.82
Income from investment operations:
  Net investment income                                              0.34           0.05           0.64           0.53
  Net realized and unrealized gains (losses) on investments          2.55             --          (0.36)          0.94
                                                              -----------    -----------    -----------    -----------
  Total from investment operations                                   2.89           0.05           0.28           1.47
Distributions
  Distribution of net investment income                             (0.33)         (0.05)         (0.64)         (0.53)
  Distribution of realized capital gains                            (1.93)            --             --          (0.91)
                                                              -----------    -----------    -----------    -----------
  Net asset value, end of year                                $     13.25    $      1.00    $     10.02    $     11.85
                                                              ===========    ===========    ===========    ===========
TOTAL RETURN                                                        22.90%          5.00%          2.70%         12.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                       $23,558,091    $ 5,979,861    $ 2,783,385    $14,614,568
Expenses to average net assets                                       0.75%          0.75%          0.75%          0.75%
Net investment income to average net assets                          2.50%          4.77%          6.45%          4.39%
Portfolio turnover rate                                             79.17%           N/A          47.37%         61.98%


See accompanying notes to financial statements.

                         SHAREHOLDER MEETING (UNAUDITED)

A special meeting of shareholders of USLICO Stock Portfolio, USLICO Asset Allocation Portfolio, USLICO Money Market Portfolio, and USLICO Bond Portfolio (each a series of USLICO Series Fund) (the "Fund") held May 11, 2001, at the offices of ING Pilgrim, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

                                             SHARES VOTED
                                    SHARES    AGAINST OR    SHARES       TOTAL
                                   VOTED FOR   WITHHELD    ABSTAINED     VOTED
                                   ---------   ---------   ---------   ---------

1. To approve a new investment Management Agreement between the Funds and ING Pilgrim Investment, LLC.

     Stock Portfolio               1,884,102     108,637     142,168   2,134,907
     Money Market Portfolio        6,079,514      61,229     252,038   6,392,781
     Bond Portfolio                  294,882      11,846       6,145     312,873
     Asset Allocation Portfolio      574,091      15,582      34,557     624,230

2. For the Shareholders of the USLICO Series Fund to ratify the appointment of KPMG LLP as independent accountants of the Fund for fiscal year ending December 31, 2001.

                                   8,954,223      87,094     423,474   9,464,791

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